                                                                                                                      Exhibit 99.1

                                                              TODCO
                                                    Monthly Rig Status Report
                                                              as of
                                                          June 29, 2004

                                                                                     Contract (2)      Est. Duration (2)
                                                                              ------------------------------------------
     Rig Name         Rig Type          Status (1)            Customer           Type   Dayrate ($000s)   Days  Date    Comments
     --------    ------------------- -------------     ----------------------- -------- ---------------   ---- -------  ----------

US Inland Barges

   1  Rig 01     Conv - 2000 hp      Cold Stacked 05/03
   2  Rig 07     Posted - 2000 hp    Cold Stacked 03/02
   3  Rig 09     Posted - 2000 hp    Operating         IBC                     two wells      High $10s     26 07/25/04
   4  Rig 10     Posted - 2000 hp    Cold Stacked 03/02
   5  Rig 11     Conv - 3000 hp      Operating         Clayton Williams Energy one well       High $10s     31 07/30/04
   6  Rig 15     Conv - 2000 hp, TDr Operating         Apache Corp             one well        Low $20s     33 08/01/04
   7  Rig 17     Posted - 3000 hp,   Operating         ExxonMobil              one well       High $20s
                  TD                                                                                        33 08/01/04
   8  Rig 19     Conv - 1000 hp      Operating         Swift Energy Co.        term            Mid $10s     31 07/30/04
   9  Rig 20     Conv - 1000 hp      Cold Stacked 09/03
  10  Rig 21     Conv - 1500 hp      Cold Stacked 07/99
  11  Rig 23     Conv - 1000 hp      Cold Stacked 03/02
  12  Rig 27     Posted - 3000hp, TD Operating         Cimarex                 one well        Low $20s      9 07/08/04
  13  Rig 28     Conv - 3000 hp      Cold Stacked
                                      05/03
  14  Rig 29     Conv - 3000hp,TD    Operating         Apache Corp             one well        Mid $20s     13 07/12/04
  15  Rig 30     Conv - 3000 hp      Cold Stacked 03/02
  16  Rig 31     Conv - 3000 hp      Cold Stacked 03/02
  17  Rig 32     Conv - 3000hp       Cold Stacked 12/03
  18  Rig 41     Posted -3000 hp, TD Operating         Castex Energy Inc.      two wells       Low $20s     26 07/25/04

  19  Rig 46     Posted - 3000 hp    Shipyard                                                                2 07/01/04
                                                       Southwestern Energy     one well       High $10s     35 08/05/04  contract
                                                                                                                          pending
  20  Rig 47     Posted - 3000 hp    Cold Stacked 02/98
  21  Rig 48     Posted - 3000hp, TD Operating         ORX                     one well        Low $20s     93 09/30/04
  22  Rig 49     Posted - 3000 hp    Cold Stacked 05/03
  23  Rig 52     Posted - 2000hp, TD Operating         Cabot O&G               one well        Mid $20s     15 07/14/04
  24  Rig 55     Posted - 3000hp,    Operating         Apache Corp             one well        Mid $20s
                  TDr                                                                                       93 09/30/04
  25  Rig 57     Posted - 2000hp     Operating         ADTI                    one well        Low $20s      6 07/05/04
  26  Rig 61     Posted - 3000 hp    Cold Stacked 02/98
  27  Rig 62     Posted - 3000hp     Cold Stacked 06/03
  28  Rig 64     Posted - 3000hp     Operating         ADTI                    two wells       Low $20s      1 06/30/04
                                                       ADTI                    one well       High $10s     16 07/16/04  contract
                                                                                                                          pending
  29  Rig 74     Posted - 2000 hp    Cold Stacked 02/99
  30  Rig 75     Posted - 2000 hp    Cold Stacked 02/99
                                                                                                Average     33 days
US Gulf of Mexico

   1  THE 75     Submersible,  TD    Operating         ADTI                    two wells      High $20s      2 07/01/04
   2  THE 77     Submersible         Cold Stacked 01/99
   3  THE 78     Submersible         Cold Stacked 07/01
   4  THE 150    150' - ILC,  TD     Operating         Plains Resources        two wells       Mid $20s      9 07/08/04
                                                       Millennium              two wells      High $20s     30 08/07/04
                                                       Hilcorp                 one well        Low $30s     60 10/06/04
                                                       Newfield                one well        Mid $30s     15 10/21/04  LOI -
                                                                                                                          contract
                                                                                                                          pending
   5  THE 152    150' - MC,  TD      Operating         ATP                     term            Mid $20s     76 09/13/04
   6  THE 153    150' - MC           Cold Stacked 07/01
   7  THE 155    150' - ILC          Cold Stacked 07/01
   8  THE 185    120' - ILC,  TD     Cold Stacked 09/99
   9  THE 191    160' - MS           Cold Stacked 08/01
  10  THE 200    200' - MC,  TD      Operating         LLOG                    one well        Low $30s     11 07/10/04
  11  THE 201    200' - MC,  TD      Operating         F-W Oil                 two wells       Low $30s     15 07/14/04
                                                       Gryphon                 one well        Low $30s     50 09/02/04
                                                       American Coastal Energy one well       High $20s      5 09/07/04
  12  THE 202    200' - MC,  TD      Operating         ADTI                    one well        Low $30s     22 07/21/04
  13  THE 203    200' - MC,  TD      Operating         Apache Corp             one well       High $20s      3 07/02/04
                                                       Gryphon                 one well        Low $30s     60 08/31/04
  14  THE 204    200' - MC,  TD      Operating         Vintage Petroleum       three           Low $30s     40 08/08/04
                                                                                wells
  15  THE 207    200' - MC,  TD      Operating         Petroquest              one well        Low $30s     32 07/31/04
  16  THE 250    250' - MS           Operating         Explore Ent             one well        Mid $20s      3 07/02/04
  17  THE 251    250' - MS,  TD      Operating         Schlumberger            one well        Low $30s      6 07/05/04
  18  THE 252    250' - MS           Cold Stacked 11/01
  19  THE 253    250- ' MS           Operating         Schlumberger            one well       High $20s     54 08/22/04
  20  THE 254    250' - MS           Cold Stacked 07/01
  21  THE 255    250' - MS           Cold Stacked 07/01
  22  THE 256    250' - MS           Cold Stacked 03/99
                                                                                                Average     41 days

 Mexico
   1  THE 205    200' - MC,  TD      Operating         PEMEX                   term           High $30s    862 11/08/06
   2  THE 206    200' - MC,  TD      Operating         PEMEX                   term            Low $40s    475 10/17/05
   3  Platform 3 Platform,  TD       Rig Preparation   PEMEX                   term           High $20s  1,289           Est start
                                                                                                                         11/01/04
                                                                                                Average    875 days

 Trinidad
   1  THE 110    100' - MC,  TD      Operating         Trinmar                 term            Mid $20s    684 05/14/06
   2  THE 208    200' - MC           Cold Stacked 03/02
                                                                                                Average    684 days
 Venezuela
   1  Rig #26    750 hp              Stacked
   2  Rig #27    900 hp              Stacked
   3  Cliffs #36 2000 hp             Stacked
   4  Cliffs #37 2000 hp             Stacked
   5  Cliffs #40 2000 hp, TDr        Operating         PDVSA East              one well        Low $20s     47 08/15/04
   6  Cliffs #42 2000 hp             Stacked
   7  Cliffs #43 2000 hp             Stacked
   8  Cliffs #54 3000 hp, TD         Operating         PDVSA West              two wells       Low $20s    343 06/07/05
   9  Cliffs #55 3000 hp, TD         Mobilizing        PDVSA West              two wells       Low $20s    365           LOI -
                                                                                                                          contract
                                                                                                                          pending
  10  THE 156    150' - ILC,  TD     Operating         Conoco Venezuela        multi          High $40s     25 07/24/04  30 day
                                                                                well                                      demob
                                                                                                                          back to
                                                                                                                          GOM
  11  Falcon 40  Lake Barge,  TD     Cold Stacked 01/00
  12  Falcon 42  Lake Barge          Cold Stacked 12/99
  13  Falcon 43  Lake Barge,  TD     Cold Stacked 02/00
                                                                                                Average    195 days

(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include amounts reimbursable from the client for mobilization costs, bonuses or other items that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.